UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2026
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street, Findlay, Ohio 45840
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (419) 422-2121
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01	MPC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company's 2026 Annual Meeting was held on April 29, 2026. As of March 3, 2026, the record date for the 2026 Annual Meeting, there were 294,496,878 shares of the Company's common stock outstanding and entitled to vote. Following are the voting results for the proposals considered and voted upon at the 2026 Annual Meeting.

1.	ELECTION OF CLASS III DIRECTORS

Shareholders elected Maryann T. Mannen, Eileen P. Paterson, J. Michael Stice and John P. Surma as Class III directors, each to serve a term expiring on the date of the Company’s 2029 annual meeting of shareholders and until each such director's successor is duly elected and qualified or until each such director's earlier death, resignation or removal, by the following votes:

NOMINEE	VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
Maryann T. Mannen	197,152,767	10,707,225	428,463	49,284,260
Eileen P. Paterson	201,856,054	6,026,072	406,329	49,284,260
J. Michael Stice	196,334,471	11,502,146	451,838	49,284,260
John P. Surma	196,234,705	11,608,202	445,548	49,284,260

2.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR FOR 2026

Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the year ending December 31, 2026, by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
254,381,495	2,629,306	561,914	—

3.	APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY'S NAMED EXECUTIVE OFFICER COMPENSATION

Shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the following votes:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
202,102,724	5,289,661	896,070	49,284,260

4.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to declassify the Board of Directors did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
206,109,628	1,378,208	800,619	49,284,260

5.	APPROVAL OF AN AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY PROVISIONS

The proposal to approve an amendment to the Company’s Restated Certificate of Incorporation to eliminate supermajority provisions did not receive the required affirmative vote of at least 80% of the Company’s outstanding shares entitled to vote:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
205,793,162	1,746,858	748,435	49,284,260

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: May 1, 2026	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Chief Legal Officer and Corporate Secretary